UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MagStar Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MAGSTAR TECHNOLOGIES, INC.

410 Eleventh Avenue South

Hopkins, Minnesota 55343

May 10, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of MagStar Technologies, Inc. The meeting will be held on Friday, June 10, 2005, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Very truly yours,

/s/ Jon L. Reissner

Jon L. Reissner
CHIEF EXECUTIVE OFFICER

MAGSTAR TECHNOLOGIES, INC.

410 ELEVENTH AVENUE SOUTH

HOPKINS, MINNESOTA 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2005

TO THE SHAREHOLDERS OF MAGSTAR TECHNOLOGIES, INC.:

Please take notice that the Annual Meeting of Shareholders (the “Annual Meeting”) of MagStar Technologies, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors of the Company, on Friday, June 10, 2005, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343, or at any adjournment or adjournments thereof, for the following purposes:

1.             To elect five directors to hold office until our next Annual Meeting of Shareholders or until their successors are elected and qualified.

2.             To ratify the appointment of Virchow, Krause & Company, LLP, certified public accountants, as MagStar’s independent auditors for the year ending December 31, 2005.

3.             To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only shareholders of record as shown on the books of MagStar at the close of business on May 2, 2005 will be entitled to vote at the Annual Meeting or any adjournments thereof.  Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of Magstar’s capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

A PROXY FOR THIS MEETING IS ENCLOSED HEREWITH.  WE REQUEST THAT YOU FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.  IF YOU ATTEND THIS MEETING, YOU MAY WITHDRAW THE PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Jon L. Reissner
Jon L. Reissner
CHIEF EXECUTIVE OFFICER

May 10, 2005

MAGSTAR TECHNOLOGIES, INC.

410 ELEVENTH AVENUE SOUTH

HOPKINS, MINNESOTA 55343

(952) 935-6921

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

JUNE 10, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Magstar Technologies, Inc. (the “Company”) to be used at the 2005 Annual Meeting of the Shareholders of the Company (the “Annual Meeting”) to be held on Friday, June 10, 2005, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343, or at any adjournments thereof, for the purposes set forth in the Notice of Meeting and discussed herein.

A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of shares entitled to vote, will be borne by MagStar. Directors, officers and employees of MagStar may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation.  We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of shares entitled to vote. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders on or about May 10, 2005.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of MagStar prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of MagStar prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of MagStar; or (iii) appearing at the Annual Meeting and voting in person.  Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the other proposals in the Notice of Annual Meeting.

VOTING OF SHARES

Only holders of our Company’s Common Stock, par value $.1875 per share (the “Common Stock”), and Series A Convertible Preferred Stock, par value $.1875 per share (the “Series A Preferred Stock”), of record at the close of business on May 2, 2005 will be entitled to vote at the Annual Meeting. On May 2, 2005, MagStar had 9,040,173 outstanding shares of Common Stock and 1,000,000 outstanding shares of Series A Preferred Stock.

Each holder of shares of our Common Stock is entitled to one vote for each share held, and each holder of shares of our Series A Preferred Stock is entitled to one vote for each share of Common Stock into which each such share of Series A Preferred Stock is convertible as of May 2, 2005. As of May 2, 2005, each share of Series A Preferred Stock was convertible into one share of Common Stock.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, entitled to vote at the Annual Meeting is required for a quorum for the transaction of business at the Annual Meeting. Therefore, 5,020,087 shares (on an as-if-converted to Common Stock basis) must be present for the conduct of business at the Annual Meeting.

In general, shares of Common Stock and Preferred Stock, on an as-if-converted to Common Stock basis, represented in person or by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card which includes any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.

The affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, on as-if-converted to Common Stock basis, present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification and approval of (i) each of the nominees for director, (ii) the appointment of Virchow, Krause & Company, LLP as independent auditors for the year ended December 31, 2005, and (iii) any other matters properly considered at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “for” the election of all nominees for the Board of Directors named in this proxy statement and “for” the ratification of Virchow, Krause & Company, LLP as the independent auditors of the Company for the year ended December 31, 2005.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

ELECTION OF DIRECTORS

(Proposal No. 1)

Introduction

MagStar’s ByLaws provide that the Board of Directors shall consist of not less than three nor more than fifteen members, as determined from time to time by a two-thirds vote of the Board. The Board has recently set its size at five and has nominated the five persons listed below to serve as our directors for the specified term. Each director is elected annually for a term of one year or until his or her successor is elected, or until his or her earlier resignation, removal from office, death or incapacity.

Nomination

The Board of Directors has nominated Richard F. McNamara, James L. Reissner, Michael J. Tate, Robert L. Stehlik and James H. Zavoral, M.D. (the “Nominees”) to serve as directors of MagStar and to hold such positions until their successors are elected at the 2006 annual meeting of our shareholders. Richard F. McNamara, James L. Reissner, Michael J. Tate are currently members of our Board. The Board recommends that each of the Nominees be elected to serve as a director of MagStar.

Information about each Director Nominee

The following table sets forth certain information, as of March 25, 2004, which has been furnished to us by each Director Nominee.

Name and Age of Director and Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Richard F. McNamara Age 72	Mr. McNamara has served as Chairman of the Board of the Company since October 2000. Since 1978, Mr. McNamara has been the owner of Activar, Inc., a company that operates as sixteen manufacturing divisions and the Company’s largest shareholder. Mr. McNamara has been a director of various other public companies including Rimage Corporation and TCF Financial Corporation and is a member of the University of Minnesota Board of Regents. Mr. McNamara is a graduate of the University of Minnesota.	2000

James L. Reissner Age 65

From September 2001 to August 2004, Mr. Reissner served as the Chief Executive Officer of the Company, and as President of the Company from October 2002 until August 2004. He served as Secretary of the Company from October 2000 until August 2004. Mr. Reissner also served as Chief Financial Officer from September 2001 to March 2002. Mr. Reissner has been President of Activar, Inc. since January 1996 and served as Chief Financial Officer of Activar from 1992 until becoming President. Mr. Reissner is a director of several other public companies, including the Chairman of the Board of Rimage Corporation and a member of the Board of Winland Electronics. Mr. Reissner is a graduate of Macalester College in Minnesota. Mr. Reissner is the father of Jon L. Reissner.

		2000

Michael J. Tate Age 66	From April 1998 to September 2001, Mr. Tate served as Chief Executive Officer and President of the Company. From April 1998 to December 1998 and from December 1999 to September 2001, Mr. Tate also served as the Chief Financial Officer of the Company. Previously, he served as Vice President/Chief Operating Officer of Minnesota Valley Engineering from August 1996 until joining the Company. Prior to serving at Minnesota Valley Engineering, Mr. Tate was employed in the Consulting divisions of Coopers & Lybrand and KPMG LLP.	1998

Robert L. Stehlik Age 66

Mr. Stehlik, has been an independent Director of Kopp Emerging Growth Fund since September 1997. Mr. Stehlik is retired and served as Vice President of Peoples Bank of Commerce, Minneapolis, MN, from September 1998 to September 2003. For four years prior to that, Mr. Stehlik served as the Senior Vice President of Richfield Bank and Trust Co., based in Richfield, MN. Prior to his service at Richfield Bank, Mr. Stehlik served in various capacities at First Bank (now US Bank) from 1961 to 1994, including as a Senior Vice President and as President of the Southdale Branch from 1982 to 1991.

Nominee

James H. Zavoral, M.D. Age 66

Dr. Zavoral is a practicing clinical and research cardiologist. Dr. Zavoral is a graduate of the University of Minnesota Medical School and University of St. Thomas. Since 1992, Dr. Zavoral has been the Director of the Preventive Cardiology Institute. Dr. Zavoral is also an Assistant Professor at the University of Minnesota. He is the author of 55 peer-reviewed journal articles and is the past President of the Minnesota Chapter of the American Heart Association. Dr. Zavoral specializes in preventive cardiology, treatment of hypertension, hyperlipidemia, diabetes and obesity. Dr. Zavoral is a principal investigator for Radiant Research Company conducting Phase I-IV Human Clinical Trials for the biopharmaceutical industry. He has earned international recognition for his achievements in lipids and obesity research. Dr. Zavoral is a Fellow of the American Heart Association.

Nominee

Vote Required

Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, voting in person or by proxy for directors at the Annual Meeting, voting together as a single class.

Board of Directors Recommendation

The Board recommends a vote FOR the election of Richard F. McNamara, James L. Reissner, Michael J. Tate, Robert L. Stehlik and James H. Zavoral. In the absence of other instructions, the proxies will be voted FOR those nominees. While the Board has no reason to believe that any of the named nominees will not be available to serve as a director, should such a situation arise prior to the Annual Meeting, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board. Alternatively, the proxies may, at the Board’s discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(Proposal No. 2)

Proposal

The Board of Directors has appointed Virchow, Krause & Company, LLP (“Virchow”), independent certified public accountants, as our auditors for the year ending December 31, 2005. Virchow has acted as auditors for the Company since their appointment took effect on January 17, 2001. If the shareholders do not ratify the appointment of Virchow, another firm of independent auditors may be considered by the Board of Directors. Representatives of Virchow will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.   The following table sets forth fees for services provided by Virchow during fiscal years 2004 and 2003:

	2004	2003

Audit Fees (1)	$38,640	$30,400
Audit-Related Fees	$—	$—
Tax Fees (2)	$7,170	$13,335
All Other Fees	$—	$—
	$45,810	$43,735

(1)   Audit fees are fees for services in connection with the audit of annual financial statements and review of quarterly financial statements and related services provided in connection with filings with the Securities and Exchange Commission.

(2)   Tax fees are fees for services in connection with the preparation of federal and state tax returns.

The audit committee meets prior to filing of any Quarterly Report on Form 10-QSB, or Annual Report on Form 10-KSB to approve those filings.  In addition, the committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work.  Approximately 95% of all fees paid to our independent auditors are pre-approved by the audit committee.

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

As permitted under applicable law, our audit committee may pre-approve from time to time certain types of services, including tax services, to be provided by our independent auditors. In order to maintain control and oversight over the services provided by our independent auditors, it is the policy of the audit committee to pre-approve all audit and non-audit services to be provided by the independent auditors (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002), and not to engage the independent auditors to provide any non-audit services prohibited by law or regulation. For administrative convenience, the audit committee may delegate pre-approval authority to audit committee members who are also independent members of the Board of Directors, but any decision by such a member on pre-approval must be reported to the full audit committee at its next regularly scheduled meeting.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of shares of

Common Stock and Series A Preferred Stock (on an as-if-converted to Common Stock basis) present and entitled to vote in person or by proxy on this proposal at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum at the Annual Meeting.

Board of Directors Recommendation

The Board recommends a vote FOR ratification of the appointment of Virchow as auditors of MagStar for the year ending December 31, 2005. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of the appointment of Virchow.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL

OWNERSHIP OF MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company’s capital stock as of May 2, 2005 for (1) each person known by the Company to beneficially own more than 5% of any class of the Company’s voting securities, (2) each of the executive officers named in the Summary Compensation Table under the heading “Executive Compensation,” (3) each of the Company’s directors and (4) all of the Company’s executive officers and directors as a group.  Except as otherwise indicated, the Company believes that each of the beneficial owners of the Company’s capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable.

	Common Stock			Series A Preferred Stock			Common Stock and Common	Percent of Total Voting
Name	Number		Percent	Number		Percent	Stock Equivalents	Power
Jon L. Reissner 410 11th Avenue South Hopkins, MN 55343	108,334	(1)	1.2%	—		0.0%	108,334	1.1%

Joseph A. Petrich 410 11th Avenue South Hopkins, MN 55343	138,334	(2)	1.5%	—		0.0%	138,334	1.3%

Richard F. McNamara Suite 200 7808 Creekridge Circle Minneapolis, MN 55439	2,501,667	(3)	26.8%	625,000		62.5%	3,126,667	30.2%

James L. Reissner Suite 200 7808 Creekridge Circle Minneapolis, MN 55439	3,119,167	(4)	34.3%	875,000	(5)	87.5%	3,994,167	39.6%

Michael J. Tate 410 11th Avenue South Hopkins, MN 55343	790,070	(6)	8.6%	125,000		12.5%	915,070	9.0%

Robert L. Stehlik 10313 Normandy Crest Eden Prairie, MN 55437	0		0.0%	0		0.0%	0	0.0%

James H. Zavoral, M.D. Preventative Cardiology Institute 6545 France Ave S, Suite 290 Edina, MN 55345	0		0.0%	0		0.0%	0	0.0%

All executive officers, directors and director nominees as a group (7 persons)	4,470,072	(7)	45.8%	1,000,000		100.0%	5,470,072	56.0%

Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391-1769	680,150	(8)	7.5%	—	0.0%	680,150	6.8%

Activar, Inc. Suite 200 7808 Creekridge Circle Minneapolis, MN 55439	2,187,500	(9)	24.2%	625,000	62.5%	2,812,500	28.0%

John Mutschler 9550 35 W South Bloomington, MN 55420	571,595	(10)	6.3%	0	0.0%	571,595	5.7%

(1)	Includes 108,333 shares of common stock that Mr. Jon Reissner has the right to acquire within 60 days upon the exercise of options.

(2)	Includes options to purchase 138,334 shares of common stock which Mr. Petrich has the right to acquire within 60 days.

(3)

Does not include 625,000 shares of Series A Preferred Stock held by Activar, Inc., which is convertible into 625,000 shares of common stock, but does include (i) 56,667 shares of common stock that Mr. McNamara has the right to acquire within 60 days and (ii) 250,000 shares of common stock that Mr. McNamara has the right to acquire within 60 days upon the exercise of warrants, (iii) 2,187,500 shares of common stock held by Activar, Inc. and (iv) 7,500 shares held by Activar Properties, Inc. Mr. McNamara is a principal and Chief Executive Officer of both Activar, Inc. and Activar Properties, Inc.

(4)

Does not include 250,000 shares of Series A Preferred Stock which is convertible into 250,000 shares of Common Stock, but includes (i) options to purchase 56,667 shares of common stock that Mr. Reissner has the right to acquire within 60 days and (ii) 2,187,500 shares held by Activar, Inc., of which Mr. Reissner is President.

(5)	Includes 625,000 shares owned by Activar, Inc., of which Mr. Reissner is President.

(6)

Does not include 125,000 shares of Series A Preferred Stock, which is convertible into an aggregate of 125,000 shares of common stock, but includes options to purchase 112,725 shares of common stock that Mr. Tate has the right to acquire within 60 days.

(7)

Includes an aggregate of 281,061 shares of common stock and 250,000 shares of common stock that executive officers and directors have the right to acquire within 60 days upon the exercise of options and warrants, respectively.

(8)

According to a Schedule 13G/A, dated February 10, 2005, as filed with the Securities and Exchange Commission, Perkins Capital Management, Inc. has sole voting power with respect to 105,000 of such shares, and sole dispositive power over all such shares.

(9)	Does not include 625,000 shares of Series A Preferred Stock convertible into an aggregate of 625,000 shares of common stock.

(10)	According to information provided to the Company by the shareholder. Includes 5,000 shares owned by JTM Agency (Mr. Mutschler holds voting power of these shares, but disclaims beneficial ownership.)

Information about the Board and its Committees

Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Nominating Committee.

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of MagStar. The Audit Committee reviews our annual financial statements, the selection and work of our independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is not required to have a written charter and we have not yet chosen to adopt such a charter. The members of the Audit Committee are Messrs. James Reissner and Michael Tate.  Mr. Tate would qualify as an “independent director,” as such term is defined in the Nasdaq listing standards set forth in Section 4200(a)(15) of National Association of Securities Dealers’ Manual.  Because Mr. Reissner has been an executive officer of MagStar within the past three years, he would not be considered “independent” under these standards.  The Board of Directors has reviewed the education, experience and other relevant qualifications of Mr. Tate and has determined that Mr. Tate meets the Securities and Exchange Commission definition of an “audit committee financial expert.”  The Audit Committee met four times in 2004.

The Compensation and Benefits Committee reviews general programs of compensation and benefits for all our employees, reviews salary levels, bonuses and other forms of compensation paid to our officers, makes recommendations to the Board concerning such compensation and administers our stock-based employee benefit plans. The members of the Compensation and Benefits Committee are Messrs. Richard McNamara, James Reissner and Michael Tate.  The Compensation and Benefits Committee does not have a charter, and did not formally meet in 2004, but did have informal meetings in connection with Board meetings.

The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons.  The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to our Secretary at our principal office address specified at the beginning of the first page of this Proxy Statement.  The Nominating Committee does not have a charter or a policy or formal process with regard to the consideration of any director candidates recommended by shareholders.  The Board of Directors believes that any candidate for director, whether proposed by shareholders or by the Board on its own initiative, should be considered on the basis of all factors relevant to the needs of the Company and the credentials of the candidate at the time the candidate is proposed.  Accordingly, the Board does not believe that a policy with respect to the consideration of candidates for director is necessary.  Other than the factors considered herein, the committee has not established any minimum requirements for potential directors.

All directors who are not MagStar employees are members of the Nominating Committee.  The current members of this Committee are Messrs. Richard McNamara, James Reissner and Michael Tate.  The Nominating Committee did not meet formally in 2004, but had informal meetings at various times in connection with Board meetings.  Mr. Tate would qualify as “independent,” as such term is defined in the Nasdaq listing standards set forth in Section 4200(a)(15) of National Association of Securities Dealers’ Manual.

Robert L. Stehlik and James H. Zavoral, M.D. were recommended to the Company’s Nominating Committee by a director and member of the Nominating Committee and approved by each of the members of the Nominating Committee.

Our Board of Directors met in formal meetings five times during 2004 and took action pursuant to unanimous written consent resolutions three times during 2004.  Messrs. James Reissner and Tate attended 100% of the meetings of our Board of Directors and committees, as applicable, in 2004 and Mr. McNamara attended 60% of the meetings of our Board of Directors and committees, as applicable, in 2004.

Shareholders may send communications to any member or members of the Board in writing to MagStar Technologies, Inc., 410 11th Avenue South, Hopkins, Minnesota 55343, Attention: Secretary.  The Secretary of the Company will direct any such communication to the director specified, if any, in such communication.

The Company encourages members of its Board to attend annual meetings of shareholders.  All of the members of the Board attended the Annual Meeting of Shareholders held in 2004.

Director Compensation

Our directors received no compensation for serving as directors or for meetings attended in 2004.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that might incorporate this proxy statement or future filings with the Securities Exchange Commission (the “SEC”), in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

Review of Magstar’s Audited Financial Statements for the Fiscal Year Ended December 31, 2004

The members of our Audit Committee at separate meetings reviewed and discussed MagStar’s audited financial statements for the fiscal year ended December 31, 2004 with MagStar’s management. The members of the Audit Committee also discussed with Virchow, Krause & Company, LLP, MagStar’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from Virchow, Krause & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the members of the Audit Committee have discussed the independence of Virchow, Krause & Company, LLP with them.

Based on the review and discussions noted above, the members of the Audit Committee recommended to our Board of Directors that MagStar’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the SEC.

Audit Committee
James L. Reissner
Michael J. Tate

Executive Officers and Significant Employees of the Company

The executive officers of the Company, including all individuals who have served as the Company’s chief executive officer during the last completed fiscal year, and their respective ages and offices held as of May 2, 2005, are as follows:

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies

Jon L. Reissner Chief Executive Officer, President and Secretary	35

Mr. Reissner has served as President, Chief Executive Officer and Secretary since August 2004. Formerly and since May 2002, he was the Company’s Director of Finance. Since May 2002, Mr. Reissner has served on a part-time consulting basis for Activar, Inc., performing corporate and real estate financing services. From November 2001 to May 2002, he was employed by Vermillion State Bank in Hastings, Minnesota, performing commercial lending and general banking functions. From 1992 to 2000, Mr. Reissner served as a Director of Capital Markets and traded Fixed Income Securities and derivatives and also structured Asset Backed Securities for GMAC-RFC, a division of General Motors. Mr. Reissner is also the Chairman of the St. Johns University Private Investment Fund Advisory Board. Mr. Reissner received his Bachelor of Science degree in Economics from St. Johns University in Collegeville, Minnesota and his Masters of Business Administration from the University of St. Thomas. Mr. Reissner is the son of James Reissner.

Joseph A. Petrich Chief Financial Officer and Treasurer	44

Mr. Petrich has served as Treasurer and Chief Financial Officer since March 2002. Mr. Petrich also serves as General Manager of the Activar Plastics Group, a subdivision of Activar, Inc. The Activar Plastics Group includes Seelye Plastics, Eiler Plastics, Circuit Chemistry, and Afton Plastics. He joined Seelye Plastics as Operations Manager in 1997 and became General Manager in 1998. Prior to joining Seelye, Mr. Petrich was a controller for Frank W. Griswold and Companies from 1980 through 1994. He has served as General Manger/Vice President of Sentry Technologies and Sentry Metal Forming from 1994 through 1995, and served as Chief Financial Officer for Famous Dave’s of America from 1995 through 1996. Mr. Petrich is a graduate from Bethel College with a business management degree.

James L. Reissner	65	See “Election of Directors (Proposal One)” above.

The Company also believes that the following persons, who are not executive officers or employees of the Company but who are assisting the Company at the request of Activar, Inc., the largest shareholder of the Company, may make a significant contribution to the business of the Company.

Kirby Bayerle (51) was appointed as Vice President – Sales and Marketing of the Company in September 2002.  Mr. Bayerle is the General Manager of the Activar Construction Products Group, a subdivision of Activar, Inc.  The Activar Construction Products Group includes JL Industries, Hiawatha Inc., Samson Products, Air Louvers, Inc., Thomas Industries, and Aztec Inc.  Mr. Bayerle has served in this capacity since 2003.  Mr. Bayerle had served as General Manager of JL Industries, Hiawatha, and Aztec and Vice President of Sales and Marketing for Air Louvers Inc. and Samson Products since 1996.  Mr. Bayerle has been with Activar Inc. since 1978 and is a graduate of the University of Minnesota with a degree in Business Administration and Economics.

Duane Bryngelson (42) was appointed Vice President - Operations of the Company in September 2002.  Mr. Bryngelson is the General Manager of Bending Technologies and Comfort Ride, members of the Activar group.  Mr. Bryngelson joined Bending Technologies in 1995 as the Director of Operations and took over as Director of Sales as well in 1997, before receiving his current and continuing role as General Manager in 1998.  Mr. Bryngelson served as President of D & D Technical Design from 1991 to 1993 before joining Bending Technologies.

Executive Compensation and Other Benefits

The following table provides summary information concerning cash and non-cash compensation paid to or earned by the Company’s Chief Executive Officer and executive officers of the Company who received or earned cash and non-cash salary and bonus of more than $100,000 for the fiscal year ended December 31, 2004.

Summary Compensation Table

		Annual Compensation	Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Securities Underlying Options (#)	All Other Compensation ($)
Jon L. Reissner (1),	2004	100,000	100,000	-0-
Chief Executive Officer and President	2003	80,000	25,000	-0-
	2002	60,000	25,000	-0-

Joseph A. Petrich(2)	2004	-0-	100,000	-0-
Chief Financial Officer and Treasurer	2003	-0-	25,000	-0-
	2002	-0-	25,000	-0-

James L. Reissner (3)	2004	-0-	10,000	-0-
Former Chief Executive Officer,	2003	-0-	-0-	-0-
President and Chief Financial Officer	2002	-0-	50,000	-0-

(1)

Jon Reissner became President and Chief Executive Officer in August 2004.

(2)	Joseph Petrich became Chief Financial Officer in March 2002.

(3)

James Reissner became Chief Executive Officer and Chief Financial Officer in September 2001, and President in October 2002. Mr. Reissner served as Chief Financial Officer until March 2002, and as Chief Executive Officer and President until August 2004.

Option Grants

The following table sets forth information with respect to the grants of options to our Chief Executive Officer and other named executive officers of the Company during the fiscal year ended December 31, 2004.

Name	Number of Options Granted	Percent total options granted to employees in fiscal 2004	Exercise/base price ($)	Expiration Date
Jon L. Reissner	100,000	23.0	$1.03	4/7/2014
Joseph A. Petrich	100,000	23.0	$1.03	4/7/2014
James L. Reissner	10,000	2.3	$1.03	4/7/2014

Option Exercises and Values of Unexercised Options

The following table sets forth information regarding options to purchase Common Stock of the Company exercised by the named executive officers of the Company during the fiscal year ended December 31, 2004 and the number and value of unexercised options held by them at that date.

Option Exercises During Fiscal Year Ended December 31, 2004 and

Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options At FY-end (#) Exercisable/ Unexercisable	Value of Unexercised in-the-Money Options at FY-end ($) Exercisable/ Unexercisable (1)

Jon L. Reissner	—	—	75,001 / 74,999	$17,244 / $31,557

Joseph A. Petrich	—	—	105,001 / 74,999	$17,817 / 31,557

(1)          These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company’s Common Stock on December 30, 2004 (the last trading date before December 31, 2004).  The last reported sale on the OTC Bulletin Board on that date was at $0.70.  Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Change in Control Arrangements

Under our 2001 Stock Option Plan (the “Plan”), in the event a “change in control” of MagStar occurs, then, if approved by our Board of Directors or Committee of the Board which administers the Plan, all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such Options have been granted remains in the employ or service of MagStar or any subsidiary. In addition, the Board or Committee, without the consent of any affected participant, may determine that some or all participants holding outstanding

Options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the Options.

To the extent that such acceleration of the vesting of the Options would constitute a “parachute payment” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), then, pursuant to the Plan, such acceleration will be modified to such extent that the participant will not be subject to the excise tax imposed by Section 4999 of the Code.

For purposes of the Plan, a “change in control” of MagStar will be deemed to have occurred upon, among other things, (i) the sale, lease, exchange or other transfer of substantially all of the assets of MagStar to an entity that is not controlled by MagStar, (ii) the approval by the shareholders of MagStar of any plan or proposal for the liquidation or dissolution of MagStar; (iii) any person, other than a Grandfathered Shareholder, as such term is defined in the Plan, becoming the beneficial owner of 20% or more of the combined voting power of MagStar’s outstanding securities without the prior approval of the then current Board; (iv) any person becoming the beneficial owner of 50% or more of the combined voting power of MagStar’s outstanding securities; (v) a merger or consolidation to which MagStar is a party if, after such merger or consolidation, MagStar’s shareholders do not beneficially own more than 50% of the combined voting power of the surviving corporation’s outstanding voting securities; or (vi) a change in the composition of the Board such that the individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board (with exceptions for individuals who are nominated or otherwise approved by the current Board) or such that the change would be required to be reported under the Securities Exchange Act of 1934, as amended.

Certain Relationships and Related Transactions

Since 2001, the Company has borrowed monies from Activar, Inc. to fund operations.  These loans are due on demand and accrued interest at 10% through September 2002, at which time the interest rate was lowered to 6%.  This lending arrangement was converted into a revolving credit arrangement with Richard F. McNamara and affiliates on January 1, 2003 with interest remaining at 6%. The Company believes that the terms and conditions of the promissory notes given to Activar are at least as favorable as the terms and conditions on which the Company could have obtained credit from an unaffiliated third party.  As of December 31, 2004, the Company had drawn $4,755,776 since 2001 under this arrangement.

On January 21, 2002, the Company borrowed $500,000 from Richard F. McNamara, a director, Chairman and major shareholder of the Company, on a term note bearing interest at 12%. The interest rate was lowered to 8% in October 2002.  Interest is payable monthly, with the principal balance due and payable on January 10, 2005.  This note was required to be restructured in the fifth amendment to the Company’s amendment and restated credit agreement as required by the senior lender.  The results of this restructuring are reflected in the Notes to Financial Statements.  Mr. McNamara received warrants for the purchase of 250,000 shares of Common Stock of the Company.  Proceeds from this note were used to pay off $400,000 in debentures, which had been issued in 1998 and 1999 and accrued interest thereon.  The Company believes that the terms and conditions of this financing are substantially the same as the terms and conditions on which the Company could have obtained similar credit from an unaffiliated third party.

On February 25, 2003, MagStar Technologies, Inc. sold and leased back its headquarters and manufacturing facility in Hopkins, Minnesota.  The purchaser was Hopkins Eleventh Avenue LLC (“Eleventh Avenue”), a wholly owned subsidiary of Activar Properties, Inc., which in turn is wholly owned by Mr. McNamara.  The purchase price for the building and property was $3,700,000.   The Company entered into a 6.5-year gross lease with Eleventh Avenue for the building and property at a monthly cost of $34,000 increasing to $44,436 per month. Proceeds of $1,001,397 realized by the Company in the transaction were applied to reduce the Company’s debt to Activar Properties, Inc. and affiliates.  The Company’s outstanding balance to Activar Properties, Inc. and other affiliates of Mr. McNamara was approximately $5,512,918 as of February 28, 2003.  James L. Reissner, the President of Activar Properties, Inc., is also a director and shareholder of the Company.   The Board of Directors of the Company authorized the transaction in order to reduce the indebtedness of the Company, provide working capital and improve cash flow.  The transaction with Eleventh Avenue was determined to be on better terms than could be obtained by the Company directly from unaffiliated financing sources.  The purchase price was based upon an independent appraisal of the value of the property and building obtained by the bank which provided financing to Eleventh Avenue in connection with the transaction.

Due to the fifth amendment to the Company’s amended and restated credit agreement, the Company was required by the bank to restructure this lease in a manner which is favorable to the Company, which is reflected in the Notes to Financial Statements.  Effective April 1, 2004, the Company and Eleventh Avenue amended the lease whereby the lease payments from April 1, 2004 to December 31, 2005 were waived.  The Company will resume monthly payments in 2006 according to the original lease.

Rent expense on the lease was $374,018 and $392,390 for the years ended December 31, 2004 and 2003, respectively.  Included in rent expense is deferred rent of $272,018 for the year ended December 31, 2004 as a result of the April 1, 2004 amendment.

On August 13, 2004, the Company negotiated a fifth amendment of its amended and restated senior credit agreement with US Bancorp on the line of credit that is retroactive to June 30, 2004.  The extended asset-based line of credit bears interest at the bank’s reference rate plus two and one half percent, has availability of $1,200,000 subject to a borrowing base limitation of 80% of the Company’s eligible accounts receivable plus 40% of raw materials and 30% of finished goods and will expire on June 30, 2005. The credit facilities are collateralized by substantially all the assets of the Company.

As a condition to obtaining the amended line of credit, MagStar was required to restructure portions of the Company’s liabilities and lease agreements with related parties.  As a result, on August 13, 2004, the Company amended its building and equipment leases with Hopkins Eleventh Ave, LLC and Activar Properties, respectively, and $4,300,754 of related party debt has been extinguished without additional consideration. Because the transaction is between related parties, the gain on the extinguishment of debt will be classified as a contribution to equity in June 2004, and will not affect future statements of operations.  The amended and reduced building and equipment leases will positively affect the statement of operations on an ongoing basis.  The reduced related party debt was restructured with a 3% interest rate and will reduce interest expense, also positively affecting the Company’s statements of operations in the future.  The Company believes that the 3% interest rate charged on the restructured debt had a positive influence on the bank’s decision to amend the credit agreement and extend it to June 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of the Company and all persons who beneficially own more than 10% of the outstanding shares of Common Stock of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock.  Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such reports furnished to the Company and upon other information known to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of the Company’s outstanding shares of Common Stock were complied with during the fiscal year ended December 31, 2004.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Any shareholder who desires to submit a proposal for action by the shareholders at the next annual meeting must submit such proposal in writing to Jon L. Reissner, Chief Executive Officer and Secretary, Magstar Technologies, Inc., 410 Eleventh Avenue South, Hopkins, Minnesota 55343 on or before January 11, 2006 to have the proposal included in our proxy statement for the meeting.  Such a proposal must satisfy the requirements of the proxy rules promulgated by the SEC.  Due to the complexity of the respective rights of the shareholders and us in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights.

DISCRETIONARY PROXY VOTING AUTHORITY/UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to our 2006 Annual Meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by April 1, 2006, the management proxies will be allowed to use their discretionary authority as outlined above.

OTHER BUSINESS

We know of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

ANNUAL REPORT ON FORM 10-KSB

With this Proxy Statement, we are providing to each person who was a MagStar shareholder on May 2, 2005 a copy of our Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including our financial statements for the year ended December 31, 2004, but excluding the exhibits thereto.  We will provide copies of such exhibits upon request by shareholders subject, at the Company’s discretion, to payment of a reasonable fee to cover the cost of reproduction and postage.  Requests for copies of such exhibits may be made to MagStar Technologies, Inc., 410 11th Avenue South, Hopkins, Minnesota 55343, Attention: Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jon L. Reissner

Jon L. Reissner
Secretary
Minneapolis, Minnesota
May 10, 2005

MAGSTAR TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints JON L. REISSNER and JOSEPH A. PETRICH, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of MagStar Technologies, Inc. held of record by the undersigned on May 2, 2005, at the Annual Meeting of Shareholders to be held on June 10, 2005, and at any adjournments thereof.

(PLEASE VOTE AND SIGN ON THE OTHER SIDE)

1.  ELECTION OF DIRECTORS

☐	FOR all nominees listed below	☐	WITHHOLD authority to vote for all
	nominees (EXCEPT AS MARKED TO		below
THE CONTRARY BELOW)

Nominees:	Richard F. McNamara	James L. Reissner	Michael J. Tate
	Robert L. Stehlik	James H. Zavoral, M.D.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME.)

2.  PROPOSAL TO RATIFY THE SELECTION OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS OF MAGSTAR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE

PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature	Date: , 2005	If held jointly	Date: , 2005

NOTE:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.